GUARANTY AGREEMENT

     WHEREAS, Mims & Dye Enterprises, LLC ("Debtor") has borrowed Seventy Thousand Dollars ($70,000) (the "Obligations") from Gold Strike, Inc. (collectively with its successors and assigns, "Creditor") pursuant to the terms and conditions of the Master Coin Machine Agreement by and between Debtor, Creditor, American Bingo & Gaming Corp. and Michael W. Mims and Danny C. Dye and the Promissory Note (the "Promissory Note") executed by the Debtor, both of which documents are dated as of the date of this Guaranty.

     WHEREAS, the undersigned have agreed to guarantee, and by these presents do agree to guarantee, payment to Creditor of the Obligations.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS that for and in consideration of the extension of credit, the undersigned, jointly and severally, hereby absolutely and unconditionally guarantee to Creditor, irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to the Obligations and irrespective of any present or future law or order of any government (whether of right or in fact) or of any agency thereof purporting to reduce, amend, or otherwise affect the Obligations or to vary the terms of payment, the prompt payment of the Obligations when due now or hereafter, plus such interest or late charge as may accrue thereon and such other costs and expenses as may be collectible by Creditor under the Promissory Note. In addition, the undersigned agree, jointly and severally, to pay the costs of collection, including expenses and fees to attorneys or other third parties, paid or incurred by Creditor in collecting and/or enforcing all or any part of the Obligations guaranteed hereunder. If Creditor renews or otherwise extends the due date for payment of all or part of the Obligations or otherwise modifies any terms of the Promissory Note, the undersigned, jointly and severally, hereby guarantee prompt payment of the same when due, according to each such extension or renewal or modification. The within Guaranty is specifically understood and agreed to be a guaranty of payment and not of collection.

     The undersigned agree that whenever at any time or from time to time the undersigned shall make any payment to Creditor hereunder on account of the amount guaranteed hereunder, the undersigned will notify Creditor in writing that such payment is made under this Guaranty for such purpose. No payment by the undersigned pursuant to any provisions hereof shall entitle the undersigned by subrogation or otherwise to the rights of Creditor to any payment by Debtor or out of the property of Debtor, except after payment in full of the amount of the Obligations plus the costs of collection as aforesaid.

     The undersigned consent that the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated in whole or in part; that Debtor may be granted indulgences generally; that any of the terms of the Promissory Note may be modified or waived; that any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; that neither the death, bankruptcy, nor disability of any one or more of the guarantors shall affect the continuing obligation of any other guarantor, and that no claim need be asserted against the personal representative, guardian, trustee in bankruptcy, or receiver of any deceased, incompetent, bankrupt, or insolvent guarantor; and that any deposit balance to the credit of Debtor or any other party liable for the payment of the Obligations may be released, in whole or in part, at, before, and/or after the stated or extended due date of the Obligations, all without releasing the undersigned and without notice to or further assent by the undersigned, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, or release.

     Each of the undersigned represent to Creditor that each is the beneficiary of Debtor's financial success.

     Creditor may assign, transfer, pledge or encumber this Guaranty or any of its rights and powers hereunder with the Promissory Note. In the event of such assignment, transfer, pledge or encumbrance, the assignee hereof or of such rights and powers shall have the same rights and remedies as if originally named herein in place of Creditor. Neither of the undersigned may assign this Guaranty or any of their duties, obligations or liabilities hereunder without the prior written consent of the Creditor.

     This Guaranty and all rights, obligations, and liabilities arising hereunder shall be construed according to the laws of the State of South
Carolina, without regard to choice of law principles. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code of South Carolina shall have the meanings therein stated.

     The undersigned expressly waive: (a) notice of acceptance of this Guaranty and of all extensions of credit to Debtor; (b) presentment and demand for payment of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to the Obligations; (d) all other notices to which the undersigned might otherwise be entitled; and (e) demand for payment under this Guaranty.

     This obligation and liability on the part of the undersigned shall be a primary and not a secondary obligation and liability, payable immediately upon demand without recourse first having been had by Creditor against Debtor or any person or entity. The liability of the undersigned on this Guaranty shall be direct and immediate, in addition to any and all other remedies which may be available to Creditor at law or otherwise, and not conditioned or contingent upon the pursuit of any remedies against Debtor or any other person, securities, or liens available to Creditor, its successors, endorsees, or assigns. The undersigned agree that Creditor may proceed simultaneously against Debtor, the undersigned, or any of them, and Creditor's commencement of any such action shall not be deemed to be an election of remedies. The undersigned waive any right to require that an action be brought against Debtor or any other person or to require that resort be had to any balance of any deposit account or credit on the books of Creditor in favor of Debtor or any other person. Nothing except payment to Creditor of the full amount of the Obligations, together with all interest or late charges thereon and all other costs and expenses paid or incurred by Creditor in collecting and/or enforcing the amount of the Obligations, shall terminate the obligations of the undersigned to Creditor incurred hereunder. Upon failure of the undersigned to pay immediately all amounts due under this Guaranty upon demand as aforesaid, the undersigned agree, jointly and severally, to pay all costs of collection, including expenses and fees to attorneys and third parties, reasonably paid or incurred by Creditor in connection with the enforcement of this Guaranty.

     The undersigned submit to the jurisdiction of the courts of the State of South Carolina. The undersigned consent to the service of process in any such action by certified or registered mail directed to the undersigned at the address set forth in Exhibit A attached hereto and incorporated herein by
                         ----------
reference and that any such service shall be complete three days after the same shall have been posted as aforesaid. Such method shall be in addition to any other method authorized by law.

     This Guaranty may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute a single document. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of this Guaranty shall be prohibited, invalid, or otherwise unenforceable, such provision or portion shall be ineffective to the extent of such prohibition, invalidity, or unenforceability, without invalidating the remainder of such portion or provision or the remaining provisions or portions of this Guaranty.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned this 9th day of November, 1998.

IN  THE  PRESENCE  OF:

/s/  Cynthia  S.  Turnipseed               /s/  Michael  W.  Mims
----------------------------               ----------------------
                                                Michael  W.  Mims
/s/  George  M.  Harrison,  Jr.
-------------------------------


/s/  Cynthia  S.  Turnipseed               /s/  Danny  C.  Dye
----------------------------               -------------------
                                                Danny  C.  Dye
/s/  George  M.  Harrison,  Jr.
-------------------------------

                                    EXHIBIT A
                                    ---------

                                    ADDRESSES

Michael  W.  Mims
257  Amenity  Road
Chapin,  SC  29036


Danny  C.  Dye
325  Land-O-Pines
Moncks  Corner, SC 29461